SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549-1004


FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 3, 1995


KEMPER CORPORATION
(Exact name of registrant as specified in its charter)


Delaware                    1-10242                 36-6169781

(State or other      (Commission File Number)   (I.R.S. Employer
 jurisdiction of                                Identification Number)
 incorporation or
 organization)


One Kemper Drive                                    60049
Long Grove, Illinois
                                                  (Zip Code)
(Address of principal
executive offices)


Registrant's telephone number, including area code:  (708) 320-4700



ITEM 5.  OTHER EVENTS

A.  PLANNED DIVESTITURE OF SECURITIES BROKERAGE SEGMENT

On April 3, 1995, Kemper Corporation (the "Company") announced a plan to divest its securities brokerage operations. A copy of the Company's press release dated April 3, 1995 is attached hereto as
Exhibit 20.1 and is incorporated herein by reference.

B.  AGREEMENT IN PRINCIPLE

On April 11, 1995, the Company, Zurich Insurance Company ("Zurich") and Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. (collectively, "Insurance Partners" and together with Zurich, the "Investor Group") announced that they have reached an agreement in principle pursuant to which the Company would be acquired in a merger transaction valued at more than $2.0 billion. A copy of the Company's and the Investor Group's joint press release dated
April 11, 1995 is attached hereto as Exhibit 20.2 and is incorporated herein by reference. A copy of the agreement in principle is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Also on April 11, 1995, following the announcement of the agreement in principle, Standard & Poor's Corporation ("S&P") announced that it revised its BBB senior debt and BB+ preferred stock ratings of the Company, which S&P had placed under "CreditWatch with 'negative' implications" in 1994, to BB+ and BB-, respectively, and placed these ratings on "CreditWatch with 'developing' implications"; Moody's Investors Service announced that it changed the direction of its review of its Baa2 senior debt and Baa3 preferred stock ratings of the Company and Baa1 insurance financial strength ratings of the Company's life insurance subsidiaries to under review "with direction uncertain" from "for possible downgrade"; Duff & Phelps Credit Rating Co. advised the Company that it did not revise its A- senior debt rating of the Company, AA- claims paying ability rating of Federal Kemper Life Assurance Company and A+ claims paying ability rating of Kemper Investors Life Insurance Company from "Rating Watch - Uncertain"; and
A. M. Best Company announced that its A- ratings of the Company's life insurance subsidiaries remain "under review until a definitive agreement is signed."




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                                                     Page
- -----------                                                     ----

  10.1     Agreement in principle dated April 10, 1995            4
           among Kemper Corporation, Zurich Insurance
           Company, Insurance Partners, L.P. and
           Insurance Partners Offshore (Bermuda), L.P.

  20.1     Press release of Kemper Corporation dated             29
           April 3, 1995.

  20.2     Joint press release of Kemper Corporation,            33
           Zurich Insurance Company and Insurance Partners.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  KEMPER CORPORATION


Date:  April 11, 1995              By:  /s/ JOHN H. FITZPATRICK
                                        -----------------------
                                        John H. Fitzpatrick
                                        Executive Vice President and
                                         Chief Financial Officer